American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2015	2014

Cash and due from banks	$19,280	$22,699
Interest-bearing deposits in other banks	46,637	58,278

Securities available for sale, at fair value	358,306	328,534
Restricted stock, at cost	5,308	4,362
Loans held for sale	2,998	811

Loans	980,984	816,588
Less allowance for loan losses	(12,611)	(12,620)
Net Loans	968,373	803,968

Premises and equipment, net	23,854	23,085
Other real estate owned, net	1,333	2,364
Goodwill	44,333	39,043
Core deposit intangibles, net	2,983	2,271
Bank owned life insurance	17,491	15,044
Accrued interest receivable and other assets	21,541	18,698

Total assets	$1,512,437	$1,319,157

Liabilities
Demand deposits -- noninterest-bearing	$305,110	$244,469
Demand deposits -- interest-bearing	220,562	185,982
Money market deposits	191,534	173,192
Savings deposits	108,992	88,226
Time deposits	400,323	359,191
Total deposits	1,226,521	1,051,060

Customer repurchase agreements	43,579	51,945
Long-term borrowings	9,952	9,930
Trust preferred capital notes	27,597	27,495
Accrued interest payable and other liabilities	8,337	5,562
Total liabilities	1,315,986	1,145,992

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,630,329 shares outstanding at September 30, 2015 and
7,843,454 shares outstanding at September 30, 2014	8,611	7,843
Capital in excess of par value	75,524	57,087
Retained earnings	109,030	103,515

Accumulated other comprehensive income, net	3,286	4,720
Total shareholders' equity	196,451	173,165

Total liabilities and shareholders' equity	$1,512,437	$1,319,157

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2015	2014	2015	2014
Interest and Dividend Income:
Interest and fees on loans	$11,474	$9,864	$35,011	$29,398
Interest on federal funds sold	1	—	6	—
Interest and dividends on securities:
Taxable	1,052	918	3,021	2,850
Tax-exempt	899	966	2,799	3,017
Dividends	91	72	258	221
Other interest income	25	32	123	100
Total interest and dividend income	13,542	11,852	41,218	35,586

Interest Expense:
Interest on deposits	1,205	1,120	3,583	3,510
Interest on short-term borrowings	2	4	7	8
Interest on long-term borrowings	82	82	243	243
Interest on trust preferred capital notes	192	186	564	555
Total interest expense	1,481	1,392	4,397	4,316

Net Interest Income	12,061	10,460	36,821	31,270
Provision for loan losses	—	—	700	150

Net Interest Income After Provision
for Loan Losses	12,061	10,460	36,121	31,120

Noninterest Income:
Trust fees	1,006	992	2,963	3,131
Service charges on deposit accounts	521	441	1,543	1,285
Other fees and commissions	592	479	1,787	1,416
Mortgage banking income	376	342	987	880
Securities gains, net	6	315	553	504
Other	554	412	1,636	1,168
Total noninterest income	3,055	2,981	9,469	8,384

Noninterest Expense:
Salaries	4,179	3,714	12,634	10,890
Employee benefits	1,029	799	3,215	2,621
Occupancy and equipment	1,094	933	3,290	2,779
FDIC assessment	185	157	565	486
Bank franchise tax	220	216	675	669
Core deposit intangible amortization	300	227	901	888
Data processing	366	361	1,311	1,054

Software	290	248	850	745
Other real estate owned, net	(126)	141	60	148
Merger related expenses	87	268	1,948	268
Other	1,764	1,763	5,628	5,067
Total noninterest expense	9,388	8,827	31,077	25,615

Income Before Income Taxes	5,728	4,614	14,513	13,889
Income Taxes	1,691	1,446	4,081	4,038
Net Income	$4,037	$3,168	$10,432	$9,851

Net Income Per Common Share:
Basic	$0.47	$0.40	$1.20	$1.25
Diluted	$0.47	$0.40	$1.20	$1.25
Weighted Average Common Shares Outstanding:
Basic	8,668,618	7,841,078	8,698,394	7,871,016
Diluted	8,676,571	7,851,735	8,706,870	7,881,441

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2015	2015	2014	2015	2014
EARNINGS
Interest income	$13,542	$13,837	$11,852	$41,218	$35,586
Interest expense	1,481	1,455	1,392	4,397	4,316
Net interest income	12,061	12,382	10,460	36,821	31,270
Provision for loan losses	—	100	—	700	150
Noninterest income	3,055	3,258	2,981	9,469	8,384
Noninterest expense	9,388	11,642	8,827	31,077	25,615
Income taxes	1,691	1,018	1,446	4,081	4,038
Net income	4,037	2,880	3,168	10,432	9,851

PER COMMON SHARE
Net income per share - basic	$0.47	$0.33	$0.40	$1.20	$1.25
Net income per share - diluted	0.47	0.33	0.40	1.20	1.25
Cash dividends paid	0.23	0.23	0.23	0.69	0.69
Book value per share (a)	22.81	22.43	22.08	22.81	22.08
Book value per share - tangible (a) (b)	17.32	16.96	16.81	17.32	16.81
Closing market price	23.45	23.81	22.75	23.45	22.75

FINANCIAL RATIOS
Return on average assets	1.07%	0.75%	0.97%	0.91%	1.01%
Return on average equity	8.25	5.86	7.35	7.09	7.66
Return on average tangible equity (c)	11.42	8.26	10.12	9.90	10.72
Average equity to average assets	12.95	12.85	13.18	12.90	13.15
Tangible equity to tangible assets (b)	10.18	9.98	10.32	10.18	10.32
Net interest margin, taxable equivalent	3.64	3.69	3.68	3.69	3.69
Efficiency ratio (d)	61.25	72.76	64.35	66.00	63.01
Effective tax rate	29.52	26.12	31.34	28.12	29.07

PERIOD-END BALANCES
Securities	$363,614	$361,176	$333,063	$363,614	$333,063
Loans held for sale	2,998	2,720	811	2,998	811
Loans, net of unearned income	980,984	982,905	816,588	980,984	816,588
Goodwill and other intangibles	47,316	47,493	41,314	47,316	41,314
Assets	1,512,437	1,524,356	1,319,157	1,512,437	1,319,157
Assets - tangible (b)	1,465,121	1,476,863	1,277,843	1,465,121	1,277,843
Deposits	1,226,521	1,234,018	1,051,060	1,226,521	1,051,060
Customer repurchase agreements	43,579	50,123	51,945	43,579	51,945
Other short-term borrowings	—	—	—	—	—
Long-term borrowings	37,549	37,518	37,425	37,549	37,425
Shareholders' equity	196,451	194,883	173,165	196,451	173,165
Shareholders' equity - tangible (b)	149,135	147,390	131,851	149,135	131,851

AVERAGE BALANCES
Securities	$357,427	$349,813	$329,455	$350,831	$340,720
Loans held for sale	2,873	2,836	1,998	2,223	1,905
Loans, net of unearned income	982,212	972,083	815,564	969,826	799,114
Interest-earning assets	1,380,576	1,397,448	1,192,761	1,386,714	1,187,763
Goodwill and other intangibles	47,446	47,682	41,455	47,703	41,754
Assets	1,511,464	1,530,867	1,309,120	1,520,235	1,303,788
Assets - tangible (b)	1,464,018	1,483,185	1,267,665	1,472,532	1,262,034
Interest-bearing deposits	923,840	945,931	806,267	935,893	818,858
Deposits	1,223,328	1,236,626	1,044,913	1,227,005	1,046,644
Customer repurchase agreements	45,444	51,417	45,725	49,985	41,443
Long-term borrowings	37,531	37,499	37,406	37,500	37,385
Shareholders' equity	195,660	196,663	172,493	196,135	171,450
Shareholders' equity - tangible (b)	148,214	148,981	131,038	148,432	129,696

CAPITAL
Weighted average shares outstanding - basic	8,668,618	8,707,504	7,841,078	8,698,394	7,871,016
Weighted average shares outstanding - diluted	8,676,571	8,715,934	7,851,735	8,706,870	7,881,441

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,793	$12,844	$12,763	$12,427	$12,600
Provision for loan losses	—	100	—	700	150
Charge-offs	(253)	(321)	(230)	(883)	(398)
Recoveries	71	170	87	367	268
Ending balance	$12,611	$12,793	$12,620	$12,611	$12,620

LOANS
Construction and land development	$68,692	$66,543	$47,060	$68,692	$47,060
Commercial real estate	424,404	432,315	371,743	424,404	371,743
Residential real estate	219,415	220,778	175,091	219,415	175,091
Home equity	98,249	97,866	90,952	98,249	90,952
Commercial and industrial	164,025	159,015	126,437	164,025	126,437
Consumer	6,199	6,388	5,305	6,199	5,305
Total	$980,984	$982,905	$816,588	$980,984	$816,588

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	—	—	—	—	—
Nonaccrual	5,360	3,772	4,494	5,360	4,494
Other real estate owned	1,333	2,113	2,364	1,333	2,364
Nonperforming assets	$6,693	$5,885	$6,858	$6,693	$6,858

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.29%	1.30%	1.55%	1.29%	1.55%
Allowance for loan losses to
nonperforming loans	235.28	339.16	280.82	235.28	280.82
Nonperforming assets to total assets	0.44	0.39	0.52	0.44	0.52

Nonperforming loans to total loans	0.55	0.38	0.55	0.55	0.55
Annualized net charge-offs (recoveries)
to average loans	0.07	0.06	0.07	0.07	0.02

OTHER DATA
Fiduciary assets at period-end (e) (f)	$486,173	$509,289	$441,753	$486,173	$441,753
Retail brokerage assets at period-end (e) (f)	$247,258	$257,306	$201,327	$247,258	$201,327
Number full-time equivalent employees (g)	310	322	292	310	292
Number of full service offices	25	27	24	25	24
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	30	34	30

Notes:

(a) - Unvested restricted stock of 19,155 shares are not included in the calculation.
(b) - Excludes goodwill and other intangible assets.
(c) - Excludes amortization expense, net of tax, of intangible assets.
(d) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended September 30, 2015 and 2014
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$164,551	$126,340	$1,801	$1,339	4.34%	4.20%
Real estate	814,500	686,682	9,557	8,451	4.69	4.92
Consumer	6,034	4,540	150	85	9.86	7.43
Total loans	985,085	817,562	11,508	9,875	4.67	4.83

Securities:
Federal agencies & GSEs	103,303	72,828	431	212	1.67	1.16
Mortgage-backed & CMOs	57,100	58,365	282	345	1.98	2.36
State and municipal	180,799	183,679	1,650	1,783	3.65	3.88
Other	16,225	14,583	140	114	3.45	3.13
Total securities	357,427	329,455	2,503	2,454	2.80	2.98

Federal funds sold	76	—	1	—	5.22	—
Deposits in other banks	37,988	45,744	25	32	0.26	0.28

Total interest-earning assets	1,380,576	1,192,761	14,037	12,361	4.06	4.14

Non-earning assets	130,888	116,359

Total assets	$1,511,464	$1,309,120

Deposits:
Demand	$221,700	$189,208	20	15	0.04	0.03
Money market	191,689	167,777	63	51	0.13	0.12
Savings	109,919	88,456	13	10	0.05	0.04
Time	400,532	360,826	1,109	1,044	1.10	1.15
Total deposits	923,840	806,267	1,205	1,120	0.52	0.55

Customer repurchase agreements	45,444	45,725	2	2	0.02	0.02
Other short-term borrowings	57	2,215	—	2	0.35	0.36
Long-term borrowings	37,531	37,406	274	268	2.92	2.87
Total interest-bearing
liabilities	1,006,872	891,613	1,481	1,392	0.58	0.62

Noninterest bearing demand deposits	299,488	238,646
Other liabilities	9,444	6,368
Shareholders' equity	195,660	172,493
Total liabilities and
shareholders' equity	$1,511,464	$1,309,120

Interest rate spread			3.48%	3.52%
Net interest margin			3.64%	3.68%

Net interest income (taxable equivalent basis)	12,556	10,969
Less: Taxable equivalent adjustment	495	509
Net interest income	$12,061	$10,460

	Net Interest Income Analysis
	For the Nine Months Ended September 30, 2015 and 2014
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$153,234	$122,441	$5,387	$4,096	4.70%	4.49%
Real estate	807,875	673,745	29,117	25,072	4.81	4.96
Consumer	10,940	4,833	595	261	7.27	7.25
Total loans	972,049	801,019	35,099	29,429	4.82	4.90

Securities:
Federal agencies & GSEs	88,427	73,506	1,000	617	1.51	1.12
Mortgage-backed & CMOs	61,434	62,420	994	1,116	2.16	2.38
State and municipal	185,587	189,311	5,133	5,548	3.69	3.91
Other	15,383	15,483	388	362	3.36	3.12
Total securities	350,831	340,720	7,515	7,643	2.86	2.99

Federal funds sold	6,992	—	6	—	0.11	—
Deposits in other banks	56,842	46,024	123	100	0.29	0.29

Total interest-earning assets	1,386,714	1,187,763	42,743	37,172	4.11	4.18

Non-earning assets	133,521	116,025

Total assets	$1,520,235	$1,303,788

Deposits:
Demand	$223,858	$181,040	60	56	0.04	0.04
Money market	196,693	177,279	195	176	0.13	0.13
Savings	109,008	88,286	39	35	0.05	0.05
Time	406,334	372,253	3,289	3,243	1.08	1.17
Total deposits	935,893	818,858	3,583	3,510	0.51	0.58

Customer repurchase agreements	49,985	41,443	7	5	0.02	0.02
Other short-term borrowings	19	937	—	3	0.35	0.43
Long-term borrowings	37,500	37,385	807	798	2.87	2.85
Total interest-bearing
liabilities	1,023,397	898,623	4,397	4,316	0.57	0.64

Noninterest bearing demand deposits	291,112	227,786
Other liabilities	9,591	5,929
Shareholders' equity	196,135	171,450
Total liabilities and
shareholders' equity	$1,520,235	$1,303,788

Interest rate spread			3.54%	3.54%
Net interest margin			3.69%	3.69%

Net interest income (taxable equivalent basis)	38,346	32,856
Less: Taxable equivalent adjustment	1,525	1,586
Net interest income	$36,821	$31,270